Exhibit 10.59

[Execution]

AMENDMENT NO. 17 TO AMENDED AND RESTATED LOAN AGREEMENT

This AMENDMENT NO. 17 TO AMENDED AND RESTATED LOAN AGREEMENT (this “Amendment”), dated as of February [    ], 2010, is entered into by and among Wise Alloys LLC, a Delaware limited liability company (“Alloys”), Wise Recycling, LLC, a Maryland limited liability company (“Recycling” and together with Alloys, each individually a “Borrower” and collectively, “Borrowers”), Wise Metals Group LLC, a Delaware limited liability company (“Group”), Wise Alloys Finance Corporation, a Delaware corporation (“Finance”), Listerhill Total Maintenance Center LLC, a Delaware limited liability company (“Listerhill”), Wise Warehousing, LLC, a Delaware limited liability company (“Warehousing”), Wise Recycling Texas, LLC, a Delaware limited liability company (“Recycling Texas”), Wise Recycling West, LLC, a Delaware limited liability company (“Recycling West” and together with Group, Finance, Listerhill, Warehousing and Recycling Texas, each individually a “Guarantor” and collectively, “Guarantors”), the lenders from time to time party thereto, and Wachovia Bank, National Association, successor by merger to Congress Financial Corporation, in its capacity as administrative agent (in such capacity, “Agent”) for Lenders (as hereinafter defined).

W I T N E S S E T H:

WHEREAS, Agent and the financial institutions from time to time parties to the Loan Agreement (as hereinafter defined) as lenders (each individually, a “Lender” and collectively, “Lenders”) have entered into financing arrangements with Borrowers pursuant to which Agent and Lenders have made and provided and hereafter may make and provide, upon certain terms and conditions, loans and advances and other financial accommodations to Borrowers as set forth in the Amended and Restated Loan Agreement, dated May 5, 2004, by and among Agent, Lenders, Borrowers and Guarantors, as amended by Amendment No. 1 to Amended and Restated Loan Agreement, dated as of June 30, 2004, Amendment No. 2 to Amended and Restated Loan Agreement, dated as of November 10, 2004, Amendment No. 3 and Waiver to Amended and Restated Loan Agreement, dated as of March 21, 2005, Amendment No. 4 to Amended and Restated Loan Agreement, dated as of October 31, 2005, Amendment No. 5 to Amended and Restated Loan Agreement, dated as of March 3, 2006, Amendment No. 6 to Amended and Restated Loan Agreement, dated as of March 31, 2006, Amendment No. 7 to Amended and Restated Loan Agreement, dated as of April 28, 2006, Amendment No. 8 to Amended and Restated Loan Agreement, dated as of June 12, 2006, Amendment No. 9 and Waiver to Amended and Restated Loan Agreement, dated as of August 4, 2006, Amendment No. 10 to Amended and Restated Loan Agreement, dated as of December 31, 2006, Amendment No. 11 to Amended and Restated Loan Agreement, dated as of July 31, 2007, Amendment No. 12 to Amended and Restated Loan Agreement, dated as of February 25, 2008, Amendment No. 13 and Waiver to Amended and Restated Loan Agreement, dated as of April 25, 2008, Amendment No. 14 to Amended and Restated Loan Agreement, dated as of October 8, 2008, Amendment No. 15 to Amended and Restated Loan Agreement, dated as of December 17, 2008, and Amendment No. 16 and Waiver to Amended and Restated Loan Agreement, dated as of April 30, 2009 (as the same now exists and may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”) and the other agreements, documents and instruments referred to therein or any time executed and/or delivered in connection therewith or related thereto, including this Amendment (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the “Financing Agreements”);

WHEREAS, Borrowers have requested that Agent and Lenders agree to make certain amendments to the Loan Agreement, and Agent and Lenders are willing to agree to such amendments, subject to the terms and conditions contained herein;

WHEREAS, the parties hereto desire to enter into this Amendment to evidence and effectuate such amendments, subject to the terms and conditions and to the extent set forth herein;

NOW, THEREFORE, in consideration of the premises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Definitions.

(a) Additional Definitions. As used herein, the following terms shall have the meanings given to them below and the Loan Agreement shall be deemed and is hereby amended to include, in addition and not in limitation, the following definitions:

(i) “Amendment No. 17” shall mean Amendment No. 17 to Amended and Restated Loan Agreement, dated as of February [    ], 2010, among Agent, Lenders, Borrowers and Guarantors, as the same now exists and may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

(ii) “Amendment No. 17 Effective Date” shall mean the first date on which all of the conditions precedent to the effectiveness of Amendment No. 17 shall have been satisfied or shall have been waived by Agent.

(iii) “ASAP” shall mean Alabama Spares and Parts LLC, a Delaware limited liability company, and its successors and assigns.

(iv) “ASAP Lenders” shall mean, collectively, ERSA and TRSA, in their capacities as lenders under the ASAP Loan Agreement, and their respective successors and assigns; each sometimes being referred to herein individually as an “ASAP Lender”.

(v) “ASAP Loan Agreement” shall mean the Term Loan Agreement, dated as of the Amendment No. 17 Effective Date, among ASAP and ASAP Lenders, as the same now exists or may hereafter be amended, modified, supplemented, renewed, restated or replaced.

(vi) “ASAP Loan Documents” shall mean, collectively, the following (as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated, refinanced or replaced): (a) the ASAP Loan Agreement, (b) the Term Note, dated as of the Amendment No. 17 Effective Date, by ASAP in favor of ERSA, (c) the Term Note, dated as of the Amendment No. 17 Effective Date, by ASAP in favor of TRSA, (d) the Security Agreement, dated as of the Amendment No. 17 Effective Date, by ASAP in favor of ASAP Lenders, (e) the letter agreement, dated as of the Amendment No. 17 Effective Date, among Alloys, Group and ASAP Lenders with respect to certain distributions to be made by ASAP; (f) the Pledge Agreement, dated as of the Amendment No. 17 Effective Date, by Silver Knot LLC and Danny Mendelson in favor of ASAP Lenders, and (g) all other agreements, documents and instruments at any time executed and/or delivered by ASAP or any Borrower or Guarantor to, with or in favor of ASAP Lenders in connection therewith or related thereto.

(vii) “Specified Spare Parts Collateral” shall mean the Equipment of Alloys constituting spare parts and related Inventory of Alloys which is set forth on the schedule of assets which was delivered to Agent on or about the Amendment No. 17 Effective Date.

(b) Amendment to Definition of Subsidiary. The definition of “Subsidiary” in Section 1.122 of the Loan Agreement is hereby amended by inserting the following sentence at the end of such definition:

“Notwithstanding the foregoing, all references to any “Subsidiary” of any Borrower or Guarantor in Sections 1.10, 1.49, 6.3, 8.8, 8.14, 8.17, 9.3, 9.4, 9.5, 9.6, 9.7, 9.17, 9.18 and 9.25 of the Loan Agreement shall be deemed to exclude ASAP.”

(c) Interpretation. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Loan Agreement.

2. Encumbrances. Section 9.8 of the Loan Agreement is hereby amended by (a) deleting “and” appearing at the end of subsection (l) of such Section and (b) inserting the following immediately prior to the period at the end of such Section:

“; and (n) the security interests in and liens upon the assets of ASAP in favor of ASAP Lenders granted pursuant to the ASAP Loan Documents (as in effect on the Amendment No. 17 Effective Date) to secure the Indebtedness of ASAP to ASAP Lenders permitted by Section 9.9(k) hereof”.

3. Indebtedness. Section 9.9 of the Loan Agreement is hereby amended by (a) deleting “and” appearing at the end of subsection (i) of such Section and (b) inserting the following immediately prior to the period at the end of such Section:

“; and (k) the Indebtedness of ASAP to ASAP Lenders pursuant to the ASAP Loan Documents (as in effect on the Amendment No. 17 Effective Date), provided, that each of the following conditions is satisfied as determined by Agent:

(i) the aggregate principal amount of such Indebtedness shall not at any time exceed $8,000,000 (subject to clause (viii) of this Section 9.10(k)), less the aggregate amount of all repayments, repurchases or redemptions thereof, whether optional or mandatory;

(ii) the proceeds of such Indebtedness (which shall not be less than $8,000,000) shall be contributed from ASAP to Alloys on the Amendment No. 17 Effective Date and shall thereafter be immediately remitted to Agent for application to the Obligations in accordance with Section 6.4 hereof;

(iii) no Borrower or Guarantor shall be directly or indirectly liable in respect of such Indebtedness (by virtue of such Borrower or Guarantor being the primary obligor on such Indebtedness, guarantor of such Indebtedness, or otherwise);

(iv) no Letter of Credit Accommodations shall support any such Indebtedness;

(v) Agent shall have received true, correct and complete copies of all of the ASAP Loan Documents, as duly authorized, executed and delivered by the parties thereto;

(vi) ASAP shall not, directly or indirectly, make, or be required to make, any payments of principal in respect of such Indebtedness unless and until the Obligations shall have been paid in full and this Agreement shall have been terminated; provided, that, ASAP may make mandatory prepayments of principal in respect of such Indebtedness to the extent required by Section 4.3 of the ASAP Loan Agreement (as in effect on the Amendment No. 17 Effective Date) so long as on the date of any such payment and after giving effect thereto, no Event of Default shall exist or shall have occurred and be continuing;

(vii) ASAP shall not, directly or indirectly, make, or be required to make, any payments of interest in respect of such Indebtedness, except, that ASAP may make payments of interest in respect of such Indebtedness to the extent required by the terms of the ASAP Loan Documents (as in effect on the Amendment No. 17 Effective Date), so long as on the date of any such payment and after giving effect thereto, no Event of Default shall exist or shall have occurred and be continuing;

(viii) ASAP shall not, directly or indirectly, (A) amend, modify, alter or change the terms of such Indebtedness or any of the ASAP Loan Documents, except, that, (A) ASAP may agree to amend the ASAP Loan Documents to increase the principal amount of such Indebtedness to an amount not to exceed $10,000,000 and ASAP may otherwise amend, modify, alter or change the terms thereof in a manner which is not adverse to the interests of Borrowers, Guarantors, Agent or Lenders in any material respect, so long as (1) the proceeds of any additional Indebtedness incurred by ASAP shall be immediately contributed from ASAP to Alloys and shall thereafter be immediately remitted by Alloys to Agent for application to the Obligations in accordance with Section 6.4 hereof, and (2) Agent shall have received, in form and substance reasonably satisfactory to Agent, true, correct and complete copies of all such amendments to the ASAP Loan Documents, as duly authorized, executed and delivered by the parties thereto; or (B) redeem, retire, defease, purchase or otherwise acquire such Indebtedness, or set aside or otherwise deposit or invest any sums for such purpose;

(ix) ASAP or Administrative Borrower shall furnish to Agent all notices or demands in connection with such Indebtedness either received by ASAP or any Borrower or Guarantor or on its behalf promptly after the receipt thereof, or sent by ASAP or any Borrower or Guarantor or on its behalf concurrently with the sending thereof, as the case may be; and

(x) the incurrence of such Indebtedness shall not conflict with Section 4.9 of the Indenture”.

4. Loans, Investments, Etc. Section 9.10 of the Loan Agreement is hereby amended by (a) deleting “and” appearing at the end of subsection (i) of such Section and (b) inserting the following immediately prior to the period at the end of such Section:

“; and (k) the formation of ASAP by Alloys and investments by Alloys in ASAP; provided, that each of the following conditions is satisfied as determined by Agent:

(i) no Borrower or Guarantor shall, directly or indirectly, make investments in ASAP (by capital contribution, dividend or otherwise), transfer any assets or properties to or on behalf of or for the benefit of ASAP, make any loans or advance money or property to ASAP, or make any other payments to ASAP, except that (A) Alloys may contribute the Specified Spare Parts Collateral to ASAP on the Amendment No. 17 Effective Date, and (B) Alloys may make capital contributions to ASAP from time to time on and after the Amendment No. 17 Effective Date; provided, that, (1) the amount of such capital contributions shall not exceed $80,000 during any month and shall not exceed $2,500,000 in the aggregate during the term of this Agreement, and (2) on the date of any such contribution and after giving effect thereto, no Event of Default shall exist or shall have occurred and be continuing;

(ii) no Borrower or Guarantor shall, directly or indirectly, guarantee or otherwise become liable in any respect for any Indebtedness, liabilities or other obligations of ASAP (including, without limitation, the Indebtedness of ASAP under the ASAP Loan Documents) or grant a security interest in any of its assets or properties to secure any Indebtedness, liabilities or other obligations of ASAP;

(iii) other than the Indebtedness to ASAP Lender under the ASAP Loan Documents (as in effect on the Amendment No. 17 Effective Date) permitted under Section 9.9(k) hereof, ASAP shall not guarantee or become obligated or liable, directly or indirectly, contingently or otherwise, in respect of any Indebtedness or have any other obligations or have any liabilities, including without limitation, Indebtedness to or obligations or liabilities under the Indenture, the Senior Secured Notes or the other Note Purchase Documents;

(iv) ASAP shall not (A) be engaged in any business or commercial activities, other than the management, purchase and sale of spare parts (including the Specified Spare Parts Collateral), or (B) own any material assets (other than the Specified Spare Parts Collateral, the proceeds from the sale of the Specified Spare Parts Collateral, other spare parts purchased by ASAP in the ordinary course of business, and the proceeds of the capital contributions from Alloys permitted hereunder);

(v) ASAP shall be designated as and shall at all times be deemed to be an “Unrestricted Subsidiary” under and as defined in the Indenture and the contributions by Alloys to ASAP permitted under clause (i) of this Section 9.10(k) constitute “Permitted Investments” or permitted “Restricted Payments” under and as defined in the Indenture;

(vi) Agent shall have received, in accordance with Section 2.7 of the Intercreditor Agreement, a written direction letter from Noteholder Collateral Agent requesting that Agent release its security interests in and liens upon the Specified Spare Parts Collateral;

(vii) Agent shall have received, in form and substance satisfactory to Agent, true and correct copies of (A) a written consent of the management board of Group and officer’s certificates from each of Group and Finance authorizing the formation of ASAP and its designation as an “Unrestricted Subsidiary” under and as defined in the Indenture and authorizing the assignment of the Specified Spare Parts Collateral from Alloys to ASAP, (B) a written notice from Group to Noteholder Collateral Agent requesting and providing for the release by Noteholder Collateral Agent of its security interests in and lien upon the Specified Spare Parts Collateral, (C) all consents, waivers, acknowledgments and other agreements and instruments (including UCC financing statement amendments) by Noteholder Collateral Agent in favor of any Borrower or Guarantor providing for the release by Noteholder Collateral Agent of its security interests in and liens upon the Specified Spare Parts Collateral, and (D) all other notices, consents, waivers, acknowledgments and other agreements to or by any other third party with respect to the transactions contemplated by the ASAP Loan Documents which Agent may deem necessary or desirable in order to effectuate the provisions or purposes of this Section, in each case duly authorized, executed and delivered by the parties thereto;

(viii) Agent shall have received, in form and substance satisfactory to Agent, true, correct and complete copies of (A) the Certificate of Formation of ASAP, as filed with the Secretary of State of the State of Delaware, (B) the Limited Liability Company Agreement of ASAP, duly authorized and executed by Alloys; (C) the Assignment Agreement by Alloys in favor of ASAP with respect to the Specified Spare Parts Collateral, and (D) all of the other agreements, documents, instruments, certificates and resolutions relating to the formation of ASAP and the contribution of the Specified Spare Parts Collateral by Alloys to ASAP, in each case duly authorized, executed and delivered by the parties thereto; and

(ix) if requested by Agent, Alloys shall deliver to Agent, in form and substance satisfactory to Agent, a report of the amount of Alloys’ investment in ASAP and such other information with respect thereto as Agent may reasonably request”.

5. Dividends and Redemptions. Section 9.11 of the Loan Agreement is hereby amended by (a) deleting “and” appearing at the end of subsection (f) of such Section and (b) inserting the following immediately prior to the period at the end of such Section:

“; and (h) ASAP may make dividends and other distributions to Alloys (including the distribution of the proceeds of the Indebtedness permitted under Section 9.9(k) hereof on the Amendment No. 17 Effective Date as required by Section 9.10(k) hereof)”.

6. Transactions with Affiliates. Section 9.12(a) of the Loan Agreement is hereby amended by (a) deleting “and” appearing at the end of clause (i) of such Section and (b) inserting the following immediately prior to the period at the end of such Section:

“; and (iii) the purchase by Alloys from ASAP of spare parts in the ordinary course of and pursuant to the reasonable requirements of Alloys’ business; provided, that, (A) any such purchase shall be upon fair and reasonable terms no less favorable to Alloys than Alloys would obtain in a comparable arm’s length transaction with an unaffiliated person, (B) Alloys shall not make any payments in respect of the purchase of any spare part unless and until it has received evidence (in the form of an invoice or other documentation) of the acquisition of a replacement for such spare part by ASAP, and (C) as soon as possible after the end of each week (but in any event by each Wednesday after the end thereof), on a weekly basis, Alloys shall provide Agent with a summary of all purchases of spare parts made by Alloys during the prior week and such other documents and information related thereto as Agent may request”.

7. Additional Representations, Warranties and Covenants. Borrowers and Guarantors, jointly and severally, represent, warrant and covenant with and to Agent and Lenders as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, and the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a continuing condition of the making of Loans by Lenders to Borrowers:

(a) This Amendment and the other Financing Agreements executed and/or delivered by any Borrower or Guarantor in connection herewith (together with this Amendment, the “Amendment Documents”) have been duly authorized, executed and delivered by all necessary action on the part of each Borrower and Guarantor which is a party hereto and, if necessary, their respective members or stockholders, as the case may be, and is in full force and effect as of the date hereof, as the case may be, and the agreements and obligations of Borrowers and Guarantors contained herein or therein constitute legal, valid and binding obligations of Borrowers and Guarantors enforceable against them in accordance with their terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b) As of the date hereof, all of the representations and warranties set forth in the Loan Agreement and the other Financing Agreements are true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.

(c) Neither the execution, delivery and performance of this Amendment or any other Amendment Document or any of the ASAP Loan Documents, nor the consummation of any of the transactions contemplated herein or therein (i) are in contravention of law or any indenture, agreement or undertaking (including the Indenture) to which ASAP, any Borrower or Guarantor is a party or by which ASAP, any Borrower or Guarantor or its property are bound, (ii) violates any provision of the Certificate of Incorporation, Certificate of Formation, Operating Agreement, By-Laws or other governing documents of ASAP or any Borrower or Guarantor, or (iii) will not result in the creation or imposition of, or require or give rise to any obligation to grant, any lien, security interest, charge or other encumbrance upon any property of any Borrower or Guarantor.

(d) As of the date of this Amendment and after giving effect hereto, no Default or Event of Default exists or has occurred and is continuing.

8. Conditions Precedent. The provisions contained herein shall be effective as of the date hereof, but only upon the satisfaction of each of the following conditions precedent, in a manner satisfactory to Agent:

(a) Agent shall have received an original of this Amendment, duly authorized, executed and delivered by Borrowers, Guarantors and the Required Tranche A Lenders;

(b) Agent shall have received the proceeds of the Indebtedness permitted under Section 9.9(k) of the Loan Agreement (which shall not be less than $8,000,000) for application to the Obligations in accordance with Section 6.4 of the Loan Agreement;

(c) Agent shall have received, in form and substance satisfactory to Agent, a schedule listing the Equipment and Inventory of Alloys constituting the Specified Spare Parts Collateral;

(d) the Specified Spare Parts Collateral shall have an appraised value of not greater than $10,000,000 in the aggregate and the Inventory constituting the Specified Spare Parts Collateral shall have an appraised value of not greater than $100,000;

(e) Agent shall have received, in form and substance satisfactory to Agent, an opinion letter of counsel to Borrowers and Guarantors with respect to this Amendment and such other matters as Agent may request (including, without limitation, an opinion as to no conflicts with other Indebtedness);

(f) Agent shall have received, in form and substance satisfactory to Agent, a certificate of a senior officer of Group certifying, among other things, that after giving effect to this Amendment: (i) the incurrence of the Indebtedness of ASAP to ASAP Lenders under the ASAP Loan Agreement does not conflict with Section 4.9 of the Indenture, (ii) the contribution of the Specified Spare Parts Collateral and the cash contributions by Alloys to ASAP permitted under Section 9.10(k)(i) of the Loan Agreement constitute “Permitted Investments” or permitted “Restricted Payments” for all purposes under the Indenture, and (iii) the execution and delivery by ASAP of the ASAP Loan Documents, the performance by ASAP of the terms and conditions thereof, the incurrence of the Indebtedness of ASAP thereunder, and the consummation of the transactions contemplated thereby: (A) are within ASAP’s and each Borrower’s and Guarantor’s corporate or limited liability company powers, (B) have been duly authorized by ASAP and each Borrower and Guarantor, (C) are not in contravention of law or the terms of ASAP’s or any Borrower’s or Guarantor’s certificate of incorporation, certificate of formation, by laws, limited liability company operating agreement or other organizational documentation, or any indenture (including the Indenture), agreement or undertaking to which ASAP or any Borrower or Guarantor is a party or by which ASAP or any Borrower or Guarantor or its property are bound, and (D) will not result in the creation or imposition of, or require or give rise to any obligation to grant, any lien, security interest, charge or other encumbrance upon any property of any Borrower or Guarantor;

(g) all representations and warranties contained herein, in the Loan Agreement and in the other Financing Agreements shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date hereof and after giving effect hereto, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date);

(h) no law, regulation, order, judgment or decree of any Governmental Authority shall exist, and no action, suit, investigation, litigation or proceeding shall be pending or threatened in any court or before any arbitrator or Governmental Authority, which (i) purports to enjoin, prohibit, restrain or otherwise affect (A) the making of the Loans or providing the Letter of Credit Accommodations, or (B) the consummation of the transactions contemplated pursuant to the terms of this Amendment, the Loan Agreement or the other Financing Agreements or (ii) has or has a reasonable likelihood of having a Material Adverse Effect; and

(i) as of the date of this Amendment and after giving effect hereto, no Default or Event of Default shall exist or shall have occurred and be continuing.

9. Effect of this Amendment; Entire Agreement. Except as expressly set forth herein, no other changes or modifications to the Financing Agreements are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof. This Amendment and any instruments or documents delivered or to be delivered in connection herewith, represent the entire agreement and understanding concerning the subject matter hereof and thereof between the parties hereto, and supersede all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written. To the extent of conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control. The Loan Agreement and this Amendment shall be read and construed as one agreement.

10. Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be reasonably necessary or desirable to effectuate the provisions and purposes of this Amendment.

11. Governing Law. The validity, interpretation and enforcement of this Amendment and any dispute arising out of the relationship between the parties hereto whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York (including, without limitation, Section 5-1401 of the New York General Obligations Law) but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

12. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

13. Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment.

14. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. This Amendment may be executed and delivered by telecopier or other electronic method of transmission with the same force and effect as if it were a manually executed and delivered counterpart.

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IN WITNESS WHEREOF, Agent, Lenders, Borrowers and Guarantors have caused this Amendment to be duly executed as of the day and year first above written.

AGENT AND LENDERS

WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent and as a Lender

By:
Name:
Title:

BANK OF AMERICA, N.A., as a Lender

By:
Name:
Title:

BURDALE FINANCIAL LIMITED, as a Lender

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Amendment No. 17 to

Amended and Restated Loan Agreement]

BORROWERS AND GUARANTORS

WISE ALLOYS LLC

By:
Name:
Title:

WISE RECYCLING, LLC

By:
Name:
Title:

WISE METALS GROUP LLC

By:
Name:
Title:

WISE ALLOYS FINANCE CORPORATION

By:
Name:
Title:

LISTERHILL TOTAL MAINTENANCE CENTER LLC

By:
Name:
Title:

WISE RECYCLING TEXAS, LLC

By:
Name:
Title:

WISE WAREHOUSING, LLC

By:
Name:
Title:

WISE RECYCLING WEST, LLC

By:
Name:
Title:

[Signature Page to Amendment No. 17 to

Amended and Restated Loan Agreement]